Treasury Stock	12 Months Ended
Dec. 31, 2017
TREASURY STOCK [Abstract]
Treasury Stock

15.           TREASURY STOCK

Pursuant to letter agreements entered between Sohu and the former president and chief financial officer of the Sohu Group in connection with her resignation, as of December 31, 2016, the Company was obligated to repurchase 720,000 of its Pre-IPO Class A Ordinary Shares from the former president and chief financial officer of the Sohu Group for an aggregate price of US$7,200. The Company included the 720,000 Pre-IPO Class A Ordinary Shares in treasury stock at their repurchase cost of US$3,190, which was the fair value of the Pre-IPO Class A Ordinary Shares as of the repurchase date. The US$4,010 difference between the total repurchase price and the fair value of the repurchased shares as of the repurchase date is regarded as compensation paid to the former president and chief financial officer of the Sohu Group for her contribution to the Sogou Group and was recognized as share-based compensation expense in 2016. The Company completed the repurchase of the 720,000 Pre-IPO Class A Ordinary Shares in January, 2017.

The treasury stock account also includes 11,370,000 and 10,327,500 Class A ordinary shares that were issued upon the early exercise of options (See “Option Modification” in Note 16—Share-based Compensation), but remained subject to original vesting restrictions both before and after exercise, and remained unvested as of December 31, 2016 and 2017, respectively. Although the Class A Ordinary Shares have been determined to be treasury stock for accounting purposes, they are outstanding for legal purposes given the early exercise of options and the creation of trusts with the original option grantees as beneficiaries thereafter.